                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



                       The Zweig Total Return Fund, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022


                                                                January 19, 1999


Dear Shareholder:

     We are pleased to announce that the equityholders of Zweig Total Return Advisors, Inc., which is the investment adviser to The Zweig Total Return Fund, Inc. (the "Fund"), and Zweig/Glaser Advisers, which is the administrator of the Fund, have entered into an agreement to sell their equity interests to Phoenix Investment Partners, Ltd., a large, diversified financial services organization which is a 60%-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company.

     A Special Meeting of Shareholders will be held on Thursday, February 25, 1999 at 2:30 p.m. at the offices of Rosenman & Colin LLP, 575 Madison Avenue, 11th Floor, New York, New York 10022. The sole purpose of the Special Meeting will be to effectively vote on the sale by approving a new investment advisory agreement with Zweig Total Return Advisors, Inc. and a new servicing agreement for the rendering of sub-advisory services with Zweig Consulting LLC, which is owned and operated by persons who currently are providing certain advisory services to Zweig Total Return Advisors, Inc.

     It is not expected that the sale or the new advisory agreements will have any effect upon the investment policies of the Fund or its 10% monthly distribution policy.


     Your vote is important. Please take a moment now to vote your shares either electronically via the internet, by touch-tone telephone, or by signing and returning your proxy card in the enclosed postage-paid envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. IF YOU HAVE ANY QUESTIONS CONCERNING THE PROPOSAL TO BE CONSIDERED AT THE SPECIAL MEETING, PLEASE CONTACT SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-401-3439. Thank you.


                                          MARTIN E. ZWEIG,
                                          Chairman of the Board
                                          and President

                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 25, 1999
                            ------------------------

To The Shareholders:

     A Special Meeting of Shareholders of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), will be held on Thursday, February 25, 1999 at 2:30 p.m. at the offices of Rosenman & Colin LLP, 575 Madison Avenue, 11th Floor, New York, New York 10022, for the following purposes:


          (1) (a) To approve a new investment advisory agreement with Zweig Total Return Advisors, Inc., which will be on substantially the same terms as the current investment advisory agreement, except that it will provide that Zweig Total Return Advisors, Inc. may retain sub-advisors;



              (b) To approve a new servicing agreement for the rendering of sub-advisory services with Zweig Consulting LLC; and


          (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record as of the close of business on January 7, 1999 are entitled to notice of and will be entitled to vote at the Meeting and at any and all adjournments thereof.

                                          By Order of the Board of Directors

                                          MARTIN E. ZWEIG,
                                          Chairman of the Board

New York, New York

January 19, 1999


IMPORTANT:

YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO VOTE EITHER ELECTRONICALLY VIA THE INTERNET, BY TOUCH-TONE TELEPHONE, OR BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT VOTE MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 25, 1999
                            ------------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), for use at a Special Meeting of Shareholders to be held at the offices of Rosenman & Colin LLP, 575 Madison Avenue, 11th Floor, New York, New York 10022, on Thursday, February 25, 1999 at 2:30 p.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting dated January 19, 1999.



     If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed proxies that are unmarked with respect to either the proposal to approve the new investment advisory agreement with Zweig Total Return Advisors, Inc. (the "Investment Adviser"), or the proposal to approve the new servicing agreement for the rendering of sub-advisory services with Zweig Consulting LLC (the "Sub-Adviser") will be voted FOR such proposal. In order for either proposal to be approved, both must be approved. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.


     The Board of Directors has fixed the close of business on January 7, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 89,770,539 shares of the Fund's common stock were outstanding.


     If you have any questions concerning the proposal to be considered at the Special Meeting, please contact SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-401-3439.


     The Fund will furnish, without charge, another copy of the Fund's Annual Report for the fiscal year ended December 31, 1997 and the Fund's semi-annual report for the 6-month period ended June 30, 1998 to any shareholder who requests it by contacting Zweig/Glaser Advisers, 900 Third Avenue, New York, New York 10022, Attention: Shareholder Services (toll-free telephone number: (800) 272-2700).


     This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about January 19, 1999.

                             SECURITY OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS


     The following table sets forth certain information regarding shares of the Fund's common stock beneficially owned as of December 31, 1998 by each of the Fund's Directors and executive officers. The Fund's Directors and executive officers as a group beneficially owned as of such date less than 1/2 of 1% of the outstanding shares of the Fund's common stock. To the best of the Fund's knowledge, no person beneficially owned more than 5% of the outstanding shares of the Fund's common stock.



NAME AND ADDRESS                                   POSITION WITH THE FUND    NUMBER OF SHARES(1)
----------------                                   ----------------------    -------------------
Martin E. Zweig.................................  Chairman of the Board             76,324(2)(3)*
  900 Third Avenue                                and President
  New York, NY 10022
Charles H. Brunie...............................  Director                          14,251
  21 Elm Rock Road
  Bronxville, NY 10708
Annemarie Gilly.................................  Director                             240(4)*
  900 Third Avenue
  New York, NY 10022
Eugene J. Glaser................................  Director                           3,595(4)
  900 Third Avenue
  New York, NY 10022
Elliot S. Jaffe.................................  Director                           1,000
  30 Dunnigan Drive
  Suffern, NY 10901
Jeffrey Lazar...................................  Director, Vice President           2,464(4)(5)*
  900 Third Avenue                                and Treasurer
  New York, NY 10022
Alden C. Olson..................................  Director                           2,000
  2711 Ramparte Path
  Holt, Michigan 48842
James B. Rogers, Jr.............................  Director                           1,563
  352 Riverside Drive
  New York, NY 10025
Anthony M. Santomero............................  Director                           2,000
  Steinberg-Dietrich Hall
  Wharton School
  University of Pennsylvania
  Philadelphia, PA 19104
Robert E. Smith.................................  Director                           1,142(4)*
  575 Madison Avenue
  New York, NY 10022
Stuart B. Panish................................  Vice President and                   406
  900 Third Avenue                                Secretary
  New York, NY 10022
All Directors and Executive Officers as a group...........................         104,985


---------------
 * Directors considered to be "Interested Persons," as that term is defined in the Investment Company Act of 1940. Dr. Zweig is considered an interested person of the Fund and the Investment Adviser because, among other things, he is an officer and director of the Fund and the Investment Adviser and owns 50.85% of the outstanding common stock of the Investment Adviser and also because of his ownership of 50% of the outstanding common stock of Zweig Securities Corp., a broker-dealer registered under the Securities Exchange Act of 1934. Mr. Smith is considered an interested person of the Fund and the Investment Adviser because he is Counsel of the law firm that acts as legal counsel to the Fund and the Investment Adviser. Mr. Glaser is considered an interested person of the Fund and the Investment Adviser because of his ownership of 9.99% of the outstanding common stock of the Investment Adviser and also because he is the President and the owner of 50% of the outstanding common stock of Zweig Securities Corp. Ms. Gilly is considered an interested person of the Fund and the Investment Adviser because of her affiliation with Zweig Securities Corp. Mr. Lazar is considered an interested person of the Fund and the Investment Adviser because he is an officer of the Fund and the Investment Adviser. In September 1998, Dr. Zweig sold 5.0295 shares of the Investment Adviser's common stock, representing 5.0295% of the Investment Adviser's outstanding common stock, to various employees of the Investment Adviser and its affiliates for the aggregate sum of $610,246.03.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and executive officers and may not include shares acquired pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan during the fiscal year ended December 31, 1998. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares listed as owned by him or her. Fractional shares are rounded off to the nearest whole share.


(2) Includes 48,043 shares owned by an affiliate, as to which he has shared voting and investment power.



(3) Includes 802 shares owned by Dr. Zweig's individual retirement account, as to which he has sole voting and investment power.


(4) In order to comply with certain requirements of the Investment Company Act of 1940 relating to the post-Acquisition composition of the Fund's Board of Directors, following the consummation of the Acquisition, Mr. Glaser, Ms. Gilly, Mr. Lazar and Mr. Smith will not continue as Directors of the Fund. See "Investment Company Act Considerations" below.


(5) Includes 502 shares owned by Mr. Lazar's individual retirement account, as to which he has sole voting and investment power.



                             PROPOSAL 1(a) AND 1(b)

        APPROVAL OF THE NEW INVESTMENT ADVISORY AND SERVICING AGREEMENTS

BACKGROUND


     The Investment Adviser is the current investment adviser to the Fund and Zweig/Glaser Advisers (the "Administrator") is the current administrator of the Fund. Phoenix Investment Partners, Ltd. ("Phoenix"), a Delaware corporation, has entered into an agreement dated as of December 15, 1998 (the "Acquisition Agreement") with the Investment Adviser, the Administrator, Euclid Advisors LLC, Zweig Advisors Inc., Zweig Securities Corp. (collectively, the "Zweig Group") and equityholders of the Zweig Group. Pursuant to the Acquisition Agreement, the Zweig Group will be acquired by Phoenix (the "Acquisition").



     Phoenix is a large, diversified financial services organization which is a 60%-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company. Through its operating subsidiaries and affiliates, Phoenix provides a variety of investment products and services to investors throughout the United States and abroad. Phoenix provides management, administrative and distribution services for 54 mutual funds, as well as individual and institutional clients. As of December 31, 1998, Phoenix had over $53 billion in assets under management. The Phoenix mutual funds are distributed through a network of broker-dealers, financial planners and investment advisers. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange (symbol: PXP).



     Consummation of the Acquisition would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the current investment advisory agreement with the Investment Adviser. As required by the 1940 Act, the current investment advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the acquisition of the Investment Adviser, and in order to ensure that the Investment Adviser can continue to serve as investment adviser to the Fund, a new investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") is being proposed (as Proposal 1(a)) for approval by shareholders of the Fund, which will be on substantially the same terms as the current investment advisory agreement, except that it will provide that the

Investment Adviser may retain sub-advisors. Also, a new servicing agreement for the rendering of sub-advisory services with the Sub-Adviser (the "Servicing Agreement") is being proposed (as Proposal 1(b)) for approval by the shareholders of the Fund. The Sub-Adviser is owned and operated by persons who are currently providing advisory services to the Investment Adviser. Copies of the Investment Advisory Agreement and Servicing Agreement are attached hereto as Exhibits A and B.



     After completion of the Acquisition, Phoenix may determine to cause some or all of the Investment Adviser, the Administrator, Zweig Advisors Inc. and Euclid Advisors LLC to be merged or otherwise combined into a single existing or newly-created wholly owned subsidiary of Phoenix that is or will be a registered investment adviser. Although such a merger or combination may involve a transfer of the Investment Advisory Agreement and the Servicing Agreement to such subsidiary, such a transfer would not involve a change in the identity of the persons in control of the Investment Adviser or Sub-Adviser to the Fund and, therefore, should not constitute an "assignment" (as defined in the 1940 Act) resulting in the automatic termination of the Investment Advisory Agreement and the Servicing Agreement. However, in order to avoid any question, the approval by shareholders of the Fund of both the Investment Advisory Agreement and the Servicing Agreement at the Meeting will also be deemed to constitute approval of the continuation of the Investment Advisory Agreement and Servicing Agreement with any subsidiary of Phoenix that becomes the successor to the Investment Adviser.


INVESTMENT ADVISORY AGREEMENT

     The current investment advisory agreement, dated September 22, 1988, was initially approved by the Fund's shareholders on May 10, 1989, and was most recently approved by the Fund's Board of Directors on September 10, 1998. The proposed new Investment Advisory Agreement would be entered into and take effect upon consummation of the Acquisition and will be on substantially the same terms as the current agreement. However, in order to authorize the Investment Adviser to enter into the proposed new servicing agreement for the rendering of sub-advisory services to it by the Sub-Adviser (see "Servicing Agreement"), a new provision has been added to authorize the Investment Adviser to employ, retain or otherwise avail itself of the services of other persons or organizations for the purpose of providing it or the Fund with any or all of the services that the Investment Adviser is required to provide to the Fund thereunder.

     Under the Investment Advisory Agreement, the Investment Adviser is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the 1940 Act. The Investment Adviser is also obligated to provide the Fund with such executive, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund's Board of Directors, except to the extent these services are provided by an administrator hired by the Fund.


     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay the Investment Adviser a monthly fee computed at the annual rate of 0.70% of the average daily value of the Fund's net assets during the previous month. For the fiscal year ended December 31, 1998, the Fund accrued investment advisory fees to the Investment Adviser of $5,058,942.65. In addition, the Fund paid brokerage commissions for portfolio transactions to Zweig Securities Corp. (which may be deemed to be an affiliate of the Investment Adviser) of $50,859.02, and paid brokerage commissions to Zweig Securities Corp. for trading effected on behalf of participants in the Fund's Distribution Reinvestment and Cash Purchase Plan of $22,385.35 for the fiscal year ended December 31, 1998. The Fund also accrued fees to the Administrator for administrative services. See "Administrative Services" below.


     Zweig Securities Corp. or any other brokerage affiliate (the "Brokerage Affiliate") may act as a broker for the Fund. In order for the Brokerage Affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Brokerage Affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund will not deal with a Brokerage Affiliate in any portfolio transaction in which the Brokerage Affiliate would act as principal.

     The Investment Advisory Agreement also provides that the Investment Adviser's liability to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     The services of the Investment Adviser to the Fund are not deemed to be exclusive, and the Investment Adviser or any affiliate thereof may provide similar services to other investment companies and other clients or engage in other activities.

     The Investment Advisory Agreement obligates the Investment Adviser to pay all expenses from the performance of its obligations under the Investment Advisory Agreement, as well as the fees of all Directors of the Fund who are employees of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of shares of the Fund, expenses in connection with the Fund's Distribution Reinvestment and Cash Purchase Plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund's common stock for sale under Federal and state securities laws, expenses of obtaining and maintaining any stock exchange listings of the Fund's common stock, expenses of printing and distributing shareholder reports, prospectuses, notices and proxy materials, expenses of corporate data processing and related services (including salaries of shareholder relations personnel), shareholder record keeping and shareholder account services, expenses of auditors and escrow agents, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, fees and disbursements of the Fund's administrator, transfer agents, custodians and subcustodians (if any), expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Directors of the Fund who are not interested persons of the Fund or the Investment Adviser, insurance premiums and litigation, indemnification and other expenses not expressly provided for in the Investment Advisory Agreement or the administration agreement with the Administrator.


     The Investment Advisory Agreement will remain in effect for a period of two years from the date of its commencement and thereafter from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities, and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement terminates on its "assignment" (as defined in the 1940 Act) by either party, and may be terminated without penalty on not more than 60 days' prior written notice at the option of either party thereto, or by the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.


     The Investment Advisory Agreement provides that the Fund may use "Zweig" as part of its name for so long as the Investment Adviser serves as investment adviser to the Fund. The Fund has agreed that, in the event the Investment Advisory Agreement is terminated, the Fund will promptly take such actions as may be necessary to change its corporate name to one not containing the word "Zweig," and the Fund will thereafter not transact business in a corporate name using the word "Zweig" in any form or combination whatsoever. The Fund has also acknowledged that the Investment Adviser and/or certain affiliates of the Investment Adviser may at any time permit other investment companies to use the word "Zweig."

THE INVESTMENT ADVISER

     The Investment Adviser is a Delaware corporation which is controlled by Dr. Martin E. Zweig. Its address is 900 Third Avenue, New York, New York 10022. The names and principal occupations of the executive officers and directors of the Investment Adviser are set forth below. The address of each, as it relates to his duties with Investment Adviser or the Fund, is the same as that of the Investment Adviser.


                                     POSITION WITH
            NAME                 THE INVESTMENT ADVISER                 PRINCIPAL OCCUPATION
            ----                 ----------------------                 --------------------
Martin E. Zweig.............  President, Director and       Chairman, President and Director, The Zweig
                              Shareholder                   Fund, Inc. and The Zweig Total Return Fund,
                                                            Inc.; Chairman, Zweig/Glaser Advisers and
                                                            Euclid Advisors LLC; Managing Director,
                                                            Zweig-DiMenna Associates LLC; President and
                                                            Director, Gotham Advisors, Inc. and Zweig
                                                            Advisors Inc.; Shareholder, Zweig Securities
                                                            Corp. and Watermark Securities, Inc.;
                                                            President and Director, Zweig-DiMenna
                                                            International Managers, Inc.; and President,
                                                            Zweig Series Trust, Zweig Associates, Inc.,
                                                            and Zweig Consulting LLC.
Jeffrey Lazar...............  Vice President, Treasurer,    Director, Vice President and Treasurer, The
                              Secretary and Shareholder     Zweig Fund, Inc. and The Zweig Total Return
                                                            Fund, Inc.; Vice President, Treasurer and
                                                            Secretary, Zweig Advisors Inc.; and Vice
                                                            President, Zweig Series Trust.


     Since, following the Acquisition, Dr. Zweig will provide services to the Fund pursuant to the Servicing Agreement, Dr. Zweig will not continue in his positions with the Investment Adviser, Zweig Advisors Inc. and the Administrator following the consummation of the Acquisition. In addition, upon consummation of the Acquisition, it is contemplated that Philip R. McLoughlin, the Chairman of the Board and Chief Executive Officer of Phoenix, will become the Chairman of the Board, Chief Executive Officer and President of the Investment Adviser and Zweig Advisors Inc. and Chairman of the Board and Chief Executive Officer of the Administrator (see "Information Concerning Phoenix" below), and Jeffrey Lazar, who is currently Vice President of the Investment Adviser, will become Executive Vice President of the Investment Adviser and Zweig Advisors Inc. and Carlton B. Neel, who is currently First Vice President of the Administrator and a Portfolio Manager for the Investment Adviser and Zweig Advisors Inc., will become a Vice President of the Investment Adviser and Zweig Advisors Inc.

     Eugene J. Glaser and Annemarie Gilly, who are directors of the Fund, and Stuart B. Panish, who is Vice President and Secretary of the Fund, are shareholders of the Investment Adviser, each owning less than 10% of the Investment Adviser's outstanding common stock. Joseph A. DiMenna owns 18.11% of the Investment Adviser's outstanding common stock. Mr. DiMenna's address is 900 Third Avenue, New York, New York 10022.

SERVICING AGREEMENT

     The Investment Adviser, the Administrator and Zweig Advisors Inc. (collectively, the "Advisers") have historically had access to the advice and consulting services of Dr. Zweig and his research associates ("Associates"). In order to continue that relationship after the Acquisition, when Dr. Zweig and his Associates will no longer be employed by the Advisers, the Advisers will enter into the Servicing Agreement with the Sub-Adviser. Dr. Zweig is the President of the Sub-Adviser and his Associates are employed by the Sub-Adviser.

     Dr. Zweig is President or Chairman of investment advisory firms that presently manage over $8 billion of assets, of which approximately half are in the publicly traded closed-end investment companies and open-end mutual funds, including the Fund.


     Pursuant to the Servicing Agreement, Dr. Zweig and his Associates will continue to devote their skill and time consistent with the practices of Dr. Zweig and his Associates prior to the closing of the Acquisition, to the business and affairs of the Advisers and to the promotion of the Advisers' interests, in particular, performing asset allocation research and analysis and providing advice thereon at a level and in a manner consistent with the past practices of Dr. Zweig and his Associates and the Advisers (the "Services"). The Sub-Adviser will agree not to provide Services to any "competing business." The Advisers and the Sub-Adviser will also agree to mutual confidentiality provisions pursuant to the Servicing Agreement. Dr. Zweig intends to continue to serve as the President of the Fund and other affiliated funds.



     The Servicing Agreement will be dated and effective as of the consummation of the Acquisition and shall continue until the third anniversary thereof. The Advisers may terminate the Servicing Agreement immediately for cause, in the event of Dr. Zweig's death or disability, or upon 30 days' notice. With respect to the Fund, unless sooner terminated, the Servicing Agreement will continue in effect for two years, and thereafter until terminated, provided that the continuation of the Servicing Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Fund's outstanding voting securities or a majority of its Board of Directors, and, in any event, by a majority of the Directors who are not "interested persons", as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. In addition, with respect to the Fund, the Servicing Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Fund, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, upon not less than sixty (60) days' written notice. With respect to the Fund, the Servicing Agreement shall automatically terminate upon its "assignment" (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement. The continuation of the Investment Advisory Agreement, however, will not be dependent on the continuation of the Servicing Agreement.



     The Advisers agree, on a joint and several basis, to pay the Sub-Adviser, on a monthly basis, an annual consulting fee of $2,500,000 ("Consulting Fees"). The Consulting Fees shall be allocated among the Advisers based on the assets of the investment companies managed by each of the Advisers. The Sub-Adviser will also receive research benefits along with the Advisers from the brokerage transactions for their clients' accounts by the Advisers in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934. The Fund will not incur any new or additional costs due to the Servicing Agreement.

THE SUB-ADVISER


     The Sub-Adviser is a New York limited liability company which is controlled by Dr. Zweig. The address of the Sub-Adviser is 900 Third Avenue, New York, New York 10022. The names and principal occupations of the executive officers of the Sub-Adviser are set forth below. The address of each, as it relates to his duties with the Sub-Adviser or the Fund, is the same as that of the Sub-Adviser.


                                  POSITION WITH
NAME                             THE SUB-ADVISER                   PRINCIPAL OCCUPATION
----                             ---------------                   --------------------
Martin E. Zweig.............  President              See under "The Investment Adviser."
Anthony Berkman.............  Senior Vice President  Research Analyst, Zweig Advisors Inc., Zweig
                                                     Total Return Advisors, Inc., Zweig/Glaser
                                                     Advisers, Zweig Associates, Inc. and
                                                     Zweig-DiMenna International Managers Inc.
Andrew Salamy...............  Senior Vice President  Research Analyst, Zweig Advisors Inc., Zweig
                                                     Total Return Advisors, Inc., Zweig/Glaser
                                                     Advisers, Zweig Associates, Inc. and
                                                     Zweig-DiMenna International Managers Inc.
Michael Schaus..............  Senior Vice President  Research Analyst, Zweig Advisors Inc., Zweig
                                                     Total Return Advisors, Inc., Zweig/Glaser
                                                     Advisers, Zweig Associates, Inc., Zweig-DiMenna
                                                     International Managers Inc. and Gotham Advisors,
                                                     Inc.

     Since, following the Acquisition, Messrs. Berkman, Salamy and Schaus will provide services to the Fund pursuant to the Servicing Agreement, they will not continue in their positions with the Investment Adviser, Zweig Advisors Inc. and the Administrator following the consummation of the Acquisition.

ADMINISTRATIVE SERVICES


     The Administrator currently provides administrative services to the Fund. For the fiscal year ended December 31, 1998, the Fund accrued fees of $939,518.00 to the Administrator for such services. The Administrator is a partnership of Glaser Corp., which is controlled by Eugene J. Glaser, and Zweig Management Corp., which is controlled by Dr. Zweig. The ownership interests of the Administrator will be sold to Phoenix as part of the Acquisition. By its terms, the Fund's agreement with the Administrator will terminate upon the Acquisition. The Fund intends to enter into a new agreement with the Administrator on substantially the same terms as the current agreement to continue to retain the Administrator to provide administrative services to the Fund subsequent to the Acquisition. In the future, certain of the Fund's administrative functions may be performed by Phoenix. See "Board of Directors' Consideration" below.


INFORMATION CONCERNING PHOENIX

     The following information concerning Phoenix and the Acquisition has been provided to the Fund by Phoenix.


     Phoenix is a large, diversified financial services organization and is a 60% owned subsidiary of Phoenix Home Life Mutual Insurance Company. Through its operating subsidiaries and affiliates, Phoenix provides a variety of investment products and services to investors throughout the United States and abroad. Phoenix provides management, administrative and distribution services for 54 mutual funds, as well as individual and institutional clients. As of December 31, 1998, Phoenix had over $53 billion in assets under management. The Phoenix mutual funds are distributed through a network of broker-dealers, financial planners and investment advisers. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange (symbol: PXP).

     The names, addresses and principal occupations of the principal executive officers of Phoenix, which is located at 56 Prospect Street, Hartford, CT 06115, are as follows. The address of each individual, as it relates to his duties at Phoenix, is the same as that of Phoenix.


NAME AND ADDRESS                                  PRINCIPAL OCCUPATION
----------------                                  --------------------
Philip R. McLoughlin........  Chairman of the Board and Chief Executive Officer of Phoenix
                              since May 1997. Before that, Mr. McLoughlin was Vice
                              Chairman of the Board and Chief Executive Officer of
                              Phoenix. He has also been a Director of Phoenix Home Life
                              since February 1994 and has been employed by Phoenix Home
                              Life as Executive Vice-President Investment since December
                              1988. In addition, Mr. McLoughlin serves as President of
                              Phoenix Equity Planning Corporation ("PEPCO"), Chairman of
                              Phoenix Investment Counsel, Inc. and Chairman and Chief
                              Executive Officer of National Securities & Research
                              Corporation. He also is a member of the Board of Directors of Duff & Phelps Utilities Tax-Free Income Inc. and Duff &
                              Phelps Utility and Corporate Bond Trust, Inc. Mr. McLoughlin
                              also serves as President and as a Director or Trustee of the
                              Phoenix Funds, Phoenix Duff & Phelps Institutional Mutual
                              Funds and Phoenix-Aberdeen Series Fund. He is also a
                              Director of PM Holdings, Phoenix Charter Oak Trust Company,
                              The World Trust, a Luxembourg closed-end fund, The Emerging
                              World Trust Fund, a Luxembourg closed-end fund, and of PXRE
                              Corporation, a publicly traded corporation, and of its
                              wholly owned subsidiary, PXRE Reinsurance Company.
Calvin J. Pedersen..........  A member of the Board of Directors of Phoenix since 1992 and
                              President of Phoenix since July 1993. From January 1992 to
                              July 1993, Mr. Pedersen served as an Executive Vice
                              President of Phoenix. Mr. Pedersen was also an Executive
                              Vice President of Duff & Phelps, Inc., the former parent of
                              Phoenix's operating subsidiaries, from 1988 until its
                              dissolution in 1992. Mr. Pedersen is also President and
                              Chief Executive Officer of Duff & Phelps Utilities Income
                              Inc., Duff & Phelps Utilities Tax-Free Income Inc., and Duff
                              & Phelps Utility and Corporate Bond Trust Inc. and serves as a Director or Trustee of the Phoenix Funds, Phoenix Duff &
                              Phelps Institutional Mutual Funds and Phoenix-Aberdeen
                              Series Fund.
Michael E. Haylon...........  Executive Vice President of Phoenix since November 1, 1995.
                              From February 1993 to November 1, 1995, Mr. Haylon was
                              Senior Vice President Securities Investments of Phoenix Home
                              Life. Mr. Haylon is also President of Phoenix Investment
                              Counsel, Inc., Executive Vice President of National
                              Securities & Research Corporation and Executive Vice
                              President of the Phoenix Funds, Phoenix Duff & Phelps
                              Institutional Mutual Funds and Phoenix-Aberdeen Series Fund.
                              Mr. Haylon also serves as a member of the Board of Directors of Phoenix Investment Counsel, Inc., PEPCO and National
                              Securities & Research Corporation.
John F. Sharry..............  Executive Vice President of Phoenix since January 1998. From
                              1995 through 1997 Mr. Sharry was Managing Director, Retail,
                              Phoenix Equity Planning Corporation. Mr. Sharry is also
                              Executive Vice President of the Phoenix Funds and
                              Phoenix-Aberdeen Series Fund. Previously Mr. Sharry was
                              Managing Director and National Sales Manager of Putnam Funds
                              from December 1992 through 1994.
Thomas N. Steenburg.........  Senior Vice President of Phoenix since January 1999. From
                              1995 through 1998 Mr. Steenburg was Vice President and
                              Counsel of Phoenix, and from 1991 through 1994 he was
                              Counsel to Phoenix Home Life Mutual Insurance Company. He is
                              Vice President and Counsel of PEPCO.

NAME AND ADDRESS                                  PRINCIPAL OCCUPATION
----------------                                  --------------------
                              Mr. Steenburg also serves as General Counsel to Seneca
                              Capital Management LLC and to Roger Engemann & Associates,
                              Inc., and as Executive Vice President of Duff & Phelps
                              Investment Management Co. Mr. Steenburg serves as Secretary or Assistant Secretary to each of the Phoenix Funds,
                              Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                              Institutional Mutual Funds, Phoenix-Seneca Funds,
                              Phoenix-Engemann Funds, Duff & Phelps Utilities Tax-Free
                              Income Inc. and Duff & Phelps Utility and Corporate Bond
                              Trust Inc.
William R. Moyer............  Senior Vice President and Chief Financial Officer of Phoenix
                              since 1995. Mr. Moyer is also the Chief Financial Officer
                              and a Senior Vice President of PEPCO, National Securities &
                              Research Corporation and Phoenix Investment Counsel, Inc. In
                              addition, Mr. Moyer also serves as Treasurer of National
                              Securities & Research Corporation and Phoenix Investment
                              Counsel, Inc. Mr. Moyer also is a Vice President of each of the Phoenix Funds, the Phoenix-Aberdeen Series Fund and the
                              Phoenix Duff & Phelps Institutional Mutual Funds.


INFORMATION CONCERNING THE ACQUISITION


     The Investment Adviser, the Administrator, Euclid Advisors LLC, Zweig Advisors Inc. and Zweig Securities Corp (collectively, the "Zweig Group"), and the equityholders of the Zweig Group entered into an Acquisition Agreement with Phoenix dated as of December 15, 1998. The Acquisition Agreement provides that the purchase price for the Zweig Group is to be $135 million, which is subject to upward and downward price adjustments that could cause the present value (at a 12% discount rate) of the ultimate purchase price as of the closing date to be as much as $164 million.


     The obligation of Phoenix to close the Acquisition is subject to various conditions and requirements, including filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Some conditions include obtaining approvals from the Board and shareholders of the Fund. As a condition to Phoenix's obligation to close the Acquisition, the Board has approved a new Investment Advisory Agreement along with a new Servicing Agreement, and the shareholders shall have approved the new Investment Advisory Agreement and new Servicing Agreement.


     In addition, pursuant to the Acquisition Agreement, certain employees of the Investment Adviser and the Administrator, including Eugene J. Glaser, Jeffrey Lazar and Carlton B. Neel, have entered into 3-year employment agreements, effective upon the closing of the Acquisition, providing for the continuation of their employment. The agreements each provide that the employee's responsibilities shall be commensurate with his responsibilities prior to the closing. Each agreement also provides for both salary and annual incentive compensation, certain benefits, confidentiality provisions, covenants not to compete and severance payments. Upon the consummation of the Acquisition, Dr. Zweig and Mr. Glaser will also execute 5 year non-competition agreements.


     As a condition to the completion of the Acquisition, the Servicing Agreement which was discussed above shall have been entered into by the Advisers, including the Investment Adviser, and Zweig Consulting LLC (or permitted successor organization) and the composition of the Board of the Fund is to be reasonably acceptable to Phoenix. See "Investment Company Act Considerations" below.

USE OF THE ZWEIG NAME

     Dr. Zweig has a service mark that protects the use of the name "Zweig" in connection with offering or providing investment services. Pursuant to the Acquisition Agreement, Dr. Zweig will enter into a License Agreement with Phoenix to permit Phoenix to use the service mark of Dr. Zweig in connection with its investment advisory, consulting, mutual fund and wrap programs in the United States and worldwide.

     Phoenix has agreed with the Board that, for so long as the Investment Adviser is the investment adviser to the Fund, the Fund may continue to use the Zweig mark in the name of the Fund.

INVESTMENT COMPANY ACT CONSIDERATIONS


     Pursuant to Section 15 of the 1940 Act, the current investment advisory agreement between the Fund and the Investment Adviser terminates automatically upon its assignment, which is deemed to include any change of control of the Investment Adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for the Investment Adviser and Sub-Adviser to be able to provide investment advisory services to the Fund after the Acquisition, the shareholders of the Fund must approve a new Investment Advisory Agreement (Proposal 1(a)) and Servicing Agreement (Proposal 1(b)).


     In addition, the Acquisition Agreement specifically commits the Investment Adviser and Phoenix to comply with the requirements of Section 15(f) of the 1940 Act which provides, in pertinent part, that an investment adviser may receive an amount or benefit in connection with a sale of the investment adviser which results in an assignment of a fund's investment advisory contract if (i) for a period of three years after the sale, at least 75% of the members of the board of directors of such fund are independent -- i.e., not "interested persons" (as defined in the 1940 Act) -- of the new or old investment adviser; and (ii) for a two-year period there is no "unfair burden" imposed on the fund as a result of the acquisition.

     Section 16(b) of the 1940 Act provides that any vacancy on a board of directors if filled by a person in satisfaction of Section 15(f)'s 75% disinterested director requirement must be filled by a person who is not an interested person and who has been selected and proposed by a majority of the independent directors and who is elected by the shareholders. However, a vacancy due to death, disqualification or bona fide resignation can be filled by the board of directors. In addition, Section 16(a) of the 1940 Act provides that all persons serving on the board of directors of a fund must have been elected by the shareholders at an annual meeting or at a special meeting called for that purpose, except that vacancies between meetings may be filled by the board of directors as long as immediately following the filling of such vacancy at least two-thirds of the board is comprised of directors who have been elected by the shareholders.

     The Fund currently has 10 Directors, all of whom but one, Eugene J. Glaser, have been elected by the shareholders of the Fund. Following the consummation of the Acquisition, Mr. Glaser, Ms. Gilly, Mr. Lazar and Mr. Smith, all interested persons, will not continue in their positions as directors of the Fund, and the Board will then have 6 remaining directors only one of whom, Dr. Zweig, will be an interested person. Thus, the Board will meet the requirements of Section 16(a) that at least two-thirds of its Directors have been elected by the shareholders and the requirement of Section 15(f) that at least 75% of the Directors not be interested persons.

     The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after an acquisition whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). In the Acquisition Agreement, Phoenix has agreed that it would impose no unfair burden on the Fund as a result of the Acquisition. Phoenix has agreed to indemnify and hold the Zweig Group and the equityholders of the Zweig Group harmless from and against and in respect of any and all losses or damages arising in connection with the imposition of any unfair burden on the Fund that is caused by acts or conduct within the control of Phoenix or its affiliates.


     The new Investment Advisory Agreement and Servicing Agreement, if approved by the Fund's shareholders, will each commence at the closing of the Acquisition. The new Investment Advisory Agreement, and, with respect to the Fund, the Servicing Agreement, will remain in effect for an initial term of two years and will continue in effect thereafter for successive periods if and so long as such continuance is specifically approved annually by (a) the Board of Directors or (b) a majority vote of the Fund's shareholders, provided that, in either event, the continuance also is approved by a majority of the Directors who are not "interested persons" by vote cast in person at a meeting called for the purposes of voting on such approval.

BOARD OF DIRECTORS' CONSIDERATION


     The Board met on December 17, 1998 to consider the Acquisition, including the proposed new Investment Advisory Agreement and Servicing Agreement, and its anticipated effects upon the Investment Adviser and the investment management and other services provided to the Fund by the Investment Adviser and its affiliates. At the meeting, the Board, including a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, voted to approve the new Investment Advisory Agreement and the new Servicing Agreement and to recommend those agreements to shareholders for their approval. If the Acquisition is not completed, then the current Investment Advisory Agreement will continue in effect and the Servicing Agreement will not become effective.


     The independent Directors retained their own counsel to assist them in evaluating this proposal, including the matters discussed in this proxy statement. The Board of Directors believes that approval of the Proposal is in the best interests of the Fund.

     In making this recommendation, the Board has exercised its independent judgment based on a careful review of the proposed changes and potential benefits. The Directors' considerations are described below. The Directors' approval and recommendation that shareholders approve the Proposal are based on the following factors, among others:

     - Portfolio Management Continuity -- No change in the portfolio management of the Fund is expected to result from the Acquisition. Moreover, the Fund will continue to receive the services of Dr. Zweig and his Associates pursuant to the new Servicing Agreement. In this connection, the Board took into account that it recently (on September 10, 1998) approved the continuation of the Investment Advisory Agreement with the Investment Adviser and that in connection with that approval it had reviewed and considered factors typically considered by directors in connection with such approvals.

     - Administrative Services -- The administrative services and management functions for the Fund initially will continue to be performed by the same personnel. Phoenix has represented that at least the present level and quality of services for the Fund and the shareholders will be maintained after the Acquisition.

     - Fees -- The fee rate payable by the Fund under the new Investment Advisory Agreement will be the same rate as payable by the Fund under the current Investment Advisory Agreement. The fees under the new Servicing Agreement will be paid by the Advisers. The Fund will not incur any new or additional costs due to the Servicing Agreement.


     - Benefits from Phoenix Relationship -- Although the Investment Adviser will act independently of Phoenix in providing investment management services to the Fund, the experience of Phoenix in managing investment companies may provide an additional resource for information for the Investment Adviser in performing its investment management functions. Moreover, the Administrator expects, over time, to shift certain administrative functions to Phoenix as part of its larger mutual fund administrative activities. Phoenix assured the Directors that the Fund will share in the benefits of any resulting efficiencies.



     During its review and deliberations, the Board of Directors evaluated the potential benefits, detriments and costs to the Fund and its shareholders of the proposed Acquisition. The Board received information regarding the new Investment Advisory Agreement and new Servicing Agreement. The Board also received information from Phoenix regarding its management, history, qualifications and other relevant information, including portfolio transaction practices. The Chief Executive Officer of Phoenix made a presentation and responded to questions by the Board.


     The Board also considered the qualifications and capabilities of the Investment Adviser to serve as the investment adviser for the Fund. The Investment Adviser's new parent company, Phoenix, through its predecessors, has been engaged in the investment management business since 1932. Phoenix has extensive experience managing investment companies. As of December 31, 1998, Phoenix had over $53 billion in assets under management, including $19.3 billion in institutional accounts, $3.5 billion in closed-end investment companies, $10.2 billion in open-end investment companies, 11.3 billion in other managed account programs, and $8.8 billion in the Phoenix Home Life general account.



     In evaluating the Acquisition, including the new Investment Advisory Agreement with the Investment Adviser and the Servicing Agreement with the Sub-Adviser, the Board determined that the Fund's shareholders would likely benefit from the expected retention and the continued availability of the management expertise of Dr. Zweig and his Associates through the Servicing Agreement with the Sub-Adviser. In addition, the Board deemed it beneficial that certain senior executives of the Investment Adviser and the Administrator have agreed to sign employment contracts (see "Information Concerning the Acquisition") and that Dr. Zweig intends to continue to serve as Chairman and President of the Fund.


     In addition, the Board had discussions with the Chief Executive Officer of Phoenix regarding the continuity of management functions and the level and quality of services affecting the Fund, and considered the representations by Phoenix of its intention to maintain the continuity of management functions and the current level and quality of services obtained by the Fund after the Acquisition. In addition, the Board deemed it beneficial to shareholders for the Fund to be affiliated with the Phoenix organization for several reasons, including the greater financial strength of the sponsoring entity and Phoenix's larger technological infrastructure.

     The Board determined that the proposed Investment Advisory Agreement and Servicing Agreement were beneficial and in the best interests of the Fund in that the contractual rates for investment advisory fees would be the same as the current fees.

     The Investment Adviser and Phoenix assured the Board that they intend to comply with Section 15(f) of the 1940 Act. As discussed above, Section 15(f) provides a safe harbor for an investment manager to an investment company or any of its affiliated persons to receive payments in connection with a change in control of the investment adviser so long as certain conditions are met. These conditions include that no "unfair burden" be imposed on the Fund for a two-year period. The Investment Adviser and Phoenix informed the Board that they are not aware of any express or implied term, condition, arrangement or understanding that would impose an unfair burden on the Fund as a result of the Acquisition. Phoenix agreed that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Acquisition, and will indemnify and hold the Zweig Group and the equityholders of the Zweig Group harmless from and against and in respect of any losses or damages arising in connection with the imposition of any unfair burden on the Fund that is caused by acts or conduct within the control of Phoenix or its affiliates.


     Based upon its evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, including all the disinterested Directors of the Fund, determined that the transactions contemplated by the Acquisition, including the new Investment Advisory Agreement and the new Servicing Agreement, are advisable and in the best interests of the Fund and the Fund's shareholders, and recommended that shareholders approve the new Investment Advisory Agreement (Proposal 1(a)) and the new Servicing Agreement (Proposal 1(b)).


     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT AND "FOR" THE NEW SERVICING AGREEMENT. APPROVAL OF EACH AGREEMENT IS CONTINGENT UPON THE APPROVAL OF BOTH AGREEMENTS.

                             ADDITIONAL INFORMATION

OTHER MATTERS

     The Board of Directors knows of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Special Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES


     Phoenix and the equityholders of the Zweig Group will bear the expense of the Special Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Special Meeting and this Proxy Statement. Phoenix and the equityholders of the Zweig Group, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitations may be made by mail, telephone or personal interviews by officers or employees of Phoenix, the Fund, the Investment Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services. In addition, Phoenix and the equityholders of the Zweig Group have retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to solicit proxies on behalf of the Board of Directors, the fee for which will be borne by Phoenix and the equityholders of the Zweig Group.


VOTE REQUIRED


     The approval of each of the new Investment Advisory Agreement (Proposal 1(a)) and Servicing Agreement (Proposal 1(b)) requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. Abstentions will be considered a vote "against" the Proposal. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. Broker non-votes are not likely to be relevant to this meeting because the matters to be voted upon by the shareholders are considered routine and within the discretion of brokers to vote if no customer instructions are received. Votes will be tabulated by State Street Bank & Trust Company, the Fund's transfer agent.



     Proxies given by telephone or electronically via the internet may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. In order to vote by internet or by touch-tone telephone, you need the 12-digit Control Number found on your proxy card. To vote by internet, go to www.proxyvote.com, enter your 12-digit Control Number and follow the simple instructions at the web site. To vote by touch-tone telephone, call 1-800-690-6903, enter your 12-digit Control Number and follow the simple instructions.


LITIGATION


     An action was commenced in December 1998 in the Second Judicial District Court of Bernalillo County, New Mexico, entitled Solv-Ex Corporation, et al., Plaintiffs v. Deutsche Bank AG, et al., Defendants, in which Dr. Zweig and Zweig Advisors Inc. and other parties (none of whom are affiliated with Dr. Zweig or the Investment Adviser) are named as defendants. The complaint seeks to recover compensatory and punitive damages for breach of contract, fraud, aiding and abetting tortious conduct, interference with prospective economic advantage, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, unjust enrichment, conspiracy and for imposition of a constructive trust. Zweig Advisors Inc. believes that it was improperly named as a defendant because (unlike other Zweig entities) it never traded in Solv-Ex stock. Nevertheless, if the outcome of the action is unfavorable for Zweig Advisors Inc., it is possible that Zweig Advisors Inc. may have some liability in this matter.


PROPOSALS FOR 1999 ANNUAL MEETING

     Any proposals of shareholders that were intended to be presented at the Fund's 1999 Annual Meeting of Shareholders must have been received at the Fund's principal executive offices no later than December 2, 1998, and must have complied with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

                                          By Order of the Board of Directors

                                          MARTIN E. ZWEIG,
                                          Chairman of the Board

New York, New York

January 19, 1999

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

                                    BETWEEN

                       THE ZWEIG TOTAL RETURN FUND, INC.

                                      AND

                       ZWEIG TOTAL RETURN ADVISORS, INC.

     THIS AGREEMENT is made this   day of           , 1999 by and between THE
ZWEIG TOTAL RETURN FUND, INC., a Maryland corporation (the "Fund") and ZWEIG TOTAL RETURN ADVISORS, INC., a Delaware corporation (the "Investment Adviser"):

                              W I T N E S S E T H:

     WHEREAS, the Fund is registered as a closed-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and


     WHEREAS, the Fund and the Investment Adviser desire to enter into an agreement under which the Investment Adviser will provide investment advisory and other services to the Fund, and/or retain others to perform some or all of such services, on the terms and conditions hereinafter set forth;


     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. Management. Subject to the supervision and control of the Board of Directors of the Fund, the Investment Adviser shall manage all aspects of the Fund's affairs and shall supervise all aspects of the Fund's operations, including, but not limited to, the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets in accordance with the investment objectives and policies set forth in the Fund's registration statement, as such registration statement or objectives and policies may be amended from time to time, and the Act. In rendering such services, the Investment Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing it or the Fund with any or all of the services that the Investment Adviser is required to provide to the Fund hereunder. The Investment Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under this Agreement except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

          2. Investment Analysis and Implementation. In carrying out its obligations under Paragraph 1 hereof, the Investment Adviser shall:

             (a) supervise and manage all aspects of the Fund's operations except to the extent that such operations are supervised and managed by an administrator to the Fund;

             (b) provide the Fund with such executive, administrative, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund's Board of Directors except to the extent that any of the foregoing services are to be provided by an administrator to the Fund;

             (c) supervise, but not pay for, the periodic updating of the Fund's registration statement (and amendments thereto), proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission ("SEC") and state Blue Sky authorities;

             (d) formulate and implement continuing programs for the purchases and sales of portfolio securities and regularly report thereon to the Fund's Board of Directors;

             (e) take, on behalf of the Fund, all actions which appear to the Investment Adviser necessary or appropriate to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities; and

             (f) furnish, on behalf of the Fund, the Fund's administrator and custodian with information on a daily basis with respect to the Fund's portfolio transactions and with such other information as such administrator may reasonably request from time to time.

          3. Expenses. The Investment Adviser shall pay all of its expenses arising from the performance of its obligations under Paragraphs 1 and 2 (except as otherwise stated therein) and shall pay any salaries, fees and expenses of the directors of the Fund who are employees of the Investment Adviser or its affiliates. The Investment Adviser shall not be required to pay any other expenses of the Fund, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of shares of the Fund, expenses in connection with the Fund's Distribution Reinvestment and Cash Purchase Plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws, expenses of obtaining and maintaining any stock exchange listings of the Fund's shares, expenses of printing and distributing shareholder reports, prospectuses, notices and proxy materials, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services (including salaries of shareholder relations personnel), expenses of auditors and escrow agents, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, fees and disbursements of the Fund's administrator, transfer agents, custodians, and subcustodians (if any), expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of directors of the Fund who are not interested persons of the Fund or the Investment Adviser, insurance premiums and litigation, indemnification and other expenses not expressly provided for in this Agreement or the Fund's administration agreement.

          4.  Compensation.

             (a) As compensation for the services performed and the facilities and personnel provided by the Investment Adviser pursuant to this Agreement, the Fund will pay to the Investment Adviser on the first business day of each month a fee for the previous month, at an annual rate of 0.70 of 1% of the average daily value of the Fund's net assets during the previous month.

             (b) If the Investment Adviser shall serve hereunder for less than an entire month, the fee hereunder shall be prorated.

          5. Purchase and Sale of Securities. The Investment Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any affiliate of the Investment Adviser) as the Investment Adviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus of the Fund, as each may be amended from time to time, or as the directors of the Fund may require from time to time. When purchasing securities from or through, and selling securities to or through, any such person, broker or dealer that may be an affiliate of the Investment Adviser, the Investment Adviser shall comply with all applicable provisions of the Act, including without limitation
     Section 17 thereof and the rules and regulations thereunder, and Section 206 of the Investment Advisers Act and the rules and regulations thereunder. In executing portfolio transactions and selecting brokers or dealers, it is recognized that the primary responsibility of the Investment Adviser is to seek the best combination of net price and execution ("best execution") for the Fund, and, consistent with such policy of seeking best execution, the Investment Adviser is authorized to place orders with brokers and dealers who provide brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended). It is further recognized that there may be occasions where the transaction cost charged by a broker or dealer may be greater than that which another broker or dealer may have charged if the Investment Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. It is understood that such brokerage and research services may benefit the Investment Adviser and its affiliates in connection with their services to other clients as well as the Fund. The Investment Adviser acknowledges that it will comply with all applicable provisions of the Act, Investment Advisers Act and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of
     Section 28(e) thereof, with respect to the allocation of portfolio transactions.

          Nothing herein shall prohibit the directors of the Fund from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

          6. Term of Agreement. The Fund represents and warrants that this Agreement has been approved by (a) a majority of the Fund's directors, including a majority of the directors who are not "interested persons" (as defined by the Act) of the Fund or Investment Adviser and (b) the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in full force and effect for a period of two years from the date of its commencement and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act. This Agreement may be terminated at any time, without payment of penalty by either party, on not more than 60 days' written notice to the other party by the board of directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund (as defined by the Act) or by the Investment Adviser. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

          7. Use of Word "Zweig" In Corporate Name. The Fund agrees and consents that (a) it will only use the word "Zweig" as a component of its corporate name and for no other purpose; (b) it will not purport to grant to any third party the right to use the word "Zweig" for any purpose; (c) the Investment Adviser and/or certain affiliates of the Investment Adviser may use or grant to other investment companies the right to use the word "Zweig", or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose; and (d) upon the termination of any management agreement into which the Investment Adviser and the Fund may enter, the Fund shall promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the word "Zweig" and following such change, shall not use the word "Zweig", or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, directors and shareholders to take any and all actions which may be necessary or desirable to effect the foregoing.

          8. Services to Other Accounts. The Fund understands that the Investment Adviser and its affiliates now act, will continue to act and may in the future act as investment adviser to other managed accounts, and the Fund has no objection to the Investment Adviser and its affiliates so acting, provided that whenever the Fund and one or more other accounts advised by the Investment Adviser or its affiliates are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner the Investment Adviser believes to be equitable to each entity. The Fund recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund, but understands that in other cases, coordination with transactions for other accounts and the ability to participate in volume transactions could benefit the Fund. In addition, the Fund understands that the persons employed by the Investment Adviser to provide service to the Fund in connection with the performance of the Investment Adviser's duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Investment Adviser or any affiliate of the Investment Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

          9. Books and Records. The Investment Adviser shall maintain such books, accounts, records and other documents as are required to be maintained under Section 31 of the Act, except to the extent they are maintained by the Fund's administrator. The Investment Adviser acknowledges that any such books, accounts, records and other documents are the property of the Fund, and that both the Fund and SEC shall have, at all times during business hours, free access to such books, accounts, records and other documents.

          10. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to the Investment Adviser or to the Fund at 900 Third Avenue, New York, New York 10022, Attention:
     President with a copy to Robert E. Smith, Esq., of Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022.

          11. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

     IN WITNESS WHEREOF, the Fund and the Investment Adviser have caused this Agreement to be executed by their duly authorized officers on the date first above written.

ATTEST:

-------------------------------------------------------

ATTEST:

-------------------------------------------------------

THE ZWEIG TOTAL RETURN FUND, INC.

By:
---------------------------------------------------
    President

ZWEIG TOTAL RETURN ADVISORS, INC.

By:
---------------------------------------------------
    President

                                                                       EXHIBIT B

                              SERVICING AGREEMENT

     THIS SERVICING AGREEMENT is made and entered into as of this           day
of             , 1999 by and among Zweig/Glaser Advisers, a New York general partnership, Zweig Total Return Advisors, Inc., a Delaware corporation, and Zweig Advisors Inc., a Delaware corporation (collectively, the "Company"), and Zweig Consulting LLC, a New York limited liability company ("Zweig").

     WHEREAS Phoenix Investment Partners, Ltd., a Delaware corporation ("Phoenix"), has entered into an Acquisition Agreement (the "Acquisition Agreement") with Zweig/Glaser Advisers, a New York general partnership, Euclid Advisors LLC, a New York limited liability company, Zweig Advisors Inc., a Delaware corporation, Zweig Total Return Advisors, Inc., a Delaware corporation, and Zweig Securities Corp., a New York corporation (collectively, the "Sellers"), and the Equityholders named therein providing for, among other things, the acquisition of all of the capital stock and partnership interests of the Companies by Phoenix and/or one or more wholly-owned subsidiaries of Phoenix (capitalized terms defined in the Acquisition Agreement and not otherwise defined herein are used herein with such defined meanings);

     WHEREAS Zweig has heretofore performed services to the Company and the Company is desirous of obtaining certain services and Martin E. Zweig, as the President of Zweig (the "President"), has indicated to the Company that he and his designated research associates (the "Associates") will provide the Company and its Affiliates with such services as are specified in this Agreement; and

     WHEREAS the Company and Zweig have provided investment advisory services to investment companies registered under the Investment Company Act of 1940 (each a "Fund" and collectively "Funds") and desire to continue to provide those investment advisory services;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.  Services

     1.1 For this engagement, the President and the Associates will devote their skill and approximately one-half of their full working time consistent with the practices of Zweig prior to the Closing Date, to the business and affairs of the Company and its Affiliates and to the promotion of its and their interests, in particular, performing asset allocation research and analysis and providing advice thereon at a level and in a manner consistent with the practices of Zweig and the Company prior to the Closing Date (the "Services"). The Services will be performed by the President and the Associates in a manner and at a level consistent with the practices of Zweig and the Company prior to the Closing Date. This Agreement shall be effective as of the Closing Date for the term described in Section 2 below.

     1.2 The Services will be provided to the Company and its Affiliates during normal business hours at the offices of the Company in New York City or at such other times and places mutually agreed upon and reasonably convenient to both parties, taking into account the nature, exigencies and reasons for the assistance required.

     1.3 Notwithstanding Section 1.2, but subject to all of the other terms and conditions of this Agreement, including in particular Sections 4 and 13, Zweig may continue to provide consulting services (whether in a managerial, employee, consultant or other capacity) to the Affiliated Investment Partnership Management Companies and the related investment partnerships and Watermark Securities, Inc. and their successor or affiliate entities, as may exist from time to time; provided, however, that in no event may Zweig provide services to any "Competing Business" as defined in the Noncompetition/Nonsolicitation Agreement dated the date hereof between the President and Phoenix (the "Noncompetition/Nonsolicitation Agreement"). The President shall also continue to be permitted to serve as the President of Zweig Series Trust, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

2.  Term

     2.1 This Agreement shall be effective as of the Closing Date and shall continue until the third anniversary thereof (the "Term") or such earlier date as provided in Section 2.2; and with respect to any Fund, unless sooner terminated, this Agreement shall continue in effect for two years, and thereafter until terminated, provided that the continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the Investment Company Act of 1940 by a majority of such Fund's outstanding voting securities or a majority of its board of directors or trustees, and, in any event, by a majority of the directors or trustees who are not "interested persons", as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval.

     2.2 The Company may terminate this Agreement immediately for Cause and in the event of the President's death or Disability, and upon 30 days' notice in the event of termination without Cause; and with respect to any Fund, this Agreement may be terminated at any time, without payment of any penalty, by the board of directors or trustees of that Fund, or by a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund to which this Agreement is applicable, upon not less than sixty (60) day's written notice. With respect to any Fund, this Agreement shall automatically terminate in the event of its assignment, within the meaning of the Investment Company Act of 1940, unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission, and shall automatically terminate upon the termination of the Fund's investment advisory agreement with the company that serves as its investment adviser.

     2.3 Upon termination of this Agreement by the Company for Cause or in the event of the President's death or Disability, the Company's payment to Zweig of fees earned to the date of such termination shall be in full satisfaction of all claims against the Company under this Agreement. If Zweig's engagement with the Company hereunder is terminated by the Company other than for Cause or the President's death or Disability, the Company shall continue to pay to Zweig the Consulting Fees at a rate equal to the average of the monthly Consulting Fees for the six months immediately preceding the month in which such termination occurred (or for the number of months in the Term that have elapsed as of the date of termination, if fewer) for the remainder of the Term.

     2.4 (i) For purposes of this Agreement, a termination of Zweig's engagement hereunder is for "Cause" if the termination is evidenced by a reasonable determination made by the Chief Executive Officer of Phoenix that:
(a) Zweig has willfully neglected its assigned duties with the Company, which neglect has continued for a period of at least thirty (30) days after a written notice of such neglect was delivered to the President specifying the claimed neglect, (b) the President has been enjoined (other than temporary suspensions of not more than ninety-one (91) days) by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any other industry regulatory authority from working in the investment advisory or securities industry, (c) the President has been convicted by a court of competent jurisdiction of, or has pleaded guilty or nolo contendere to, any felony or misdemeanor involving an investment or investment-related business,
(d) Zweig has engaged in a continuing violation of a material provision of this Agreement, which violation has continued for a period of at least thirty (30) days after a written notice of such violation was delivered to the President specifying the claimed violation, or (e) the President has breached the Noncompetition/Nonsolicitation Agreement.

     (ii) For purposes of this Agreement, "Disability" means the President's inability to perform the services he is required to perform under this Agreement by reason of sickness, accident, injury, illness or any similar event and which condition has existed for at least 180 consecutive days, or for such shorter periods aggregating 180 days during any twelve month period.

3.  Compensation


     3.1 During the Term, for the Services to be provided by Zweig under this Agreement, the Company agrees, on a joint and several basis, to pay Zweig an annual consulting fee equal to $2,500,000 (the "Consulting Fees"). The Consulting Fees shall be payable monthly in arrears on the fifth day of each month.

The Company shall allocate the Consulting Fees among the advisers comprising the Company based on the assets of each Fund managed by such advisers.


     3.2 The Company shall provide or share with Zweig research information, benefits and services, as defined in Section 28(e) of the Securities Exchange Act of 1934, that results from brokerage transactions implemented by the Company for the benefit of its clients.

     3.3 The Company shall not have any liability with respect to the compensation of employees retained by Zweig or by any affiliated entities.

     3.4 Subject to the provisions of Section 2.3 hereof, upon termination of this engagement for any reason, the Company shall have no further obligations under this Agreement, but Zweig shall continue to be bound by Section 4 and the Company shall continue to be bound by Section 5 hereof.

4.  Confidentiality of Zweig

     4.1 Zweig shall not at any time during the period of its engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined) except in connection with the performance of its duties hereunder. Any records of Confidential Information prepared by Zweig or which come into its possession during the term of this Agreement are and remain the property of the Company or its Affiliates, as the case may be, and upon termination of the engagement all such records and copies thereof shall be either left with or returned to such entity. Confidential Information may be shared among the President and the Associates or other employees of entities controlled by the President on a need to know basis for purposes of providing the Services to the Company and its Affiliates hereunder. Such Associates and any other employees shall be informed of the confidential nature of such Confidential Information, the President shall direct such Associates and any other employees to treat such information confidentially and the President will be responsible for any breach of this Section 4.1 by himself and by any persons to whom the President provides any Confidential Information. Notwithstanding anything contained herein to the contrary, the Company acknowledges that services overlapping or similar to the Services provided by Zweig, the President and the Associates hereunder are also performed on behalf of the Affiliates of Zweig and such Services are often not exclusively performed by Zweig, the President and the Associates for the Company. Consequently, the work product resulting from the Services is often generated on behalf of both the Company and its Affiliates and the Affiliates of Zweig and is shared among the employees of these entities (the "Shared Work Product"). The Company further acknowledges that the Confidential Information that generates such Shared Work Product may become known to the employees of Zweig's Affiliates. The Company hereby agrees that the disclosure of Confidential Information to the employees of the Zweig Affiliates who shall be deemed employees covered by the fourth sentence of this Section 4.1, to the extent such disclosure is necessary to generate any Shared Work Product, and the use of Shared Work Product by the employees of the Zweig Affiliates, shall in no event be deemed a breach of this Agreement.

     4.2 The term "Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection: (a) all knowledge or information concerning the business, operations and assets of the Company and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for the Company and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to the Company's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in the Company's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity, and (e) records and repositories of all of the foregoing, in whatever form maintained.

     The foregoing notwithstanding, the following shall not be considered Confidential Information: (aa) general skills and experience gained by providing service to the Company; (bb) information publicly available or generally known within the Company's trade or industry; (cc) information independently developed by the President or the Associates other than in the course of the performance of their duties which are exclusive to the Company hereunder; and (dd) information which becomes available to the President or the Associates on a non-confidential basis from sources other than the Company or its Affiliates, provided the President or the Associates do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. Failure to mark any material or information "confidential" shall not affect the confidential nature thereof. All the terms of this Section 4 shall survive the termination of this Agreement. The obligations hereunder shall be in addition to, and not in limitation of, any other obligations of confidentiality the President or the Associates may have to the Company.

     4.3 At any time when so requested, and upon termination of the engagement under this Agreement for any reason whatsoever and irrespective of whether such termination is voluntary on Zweig's part or not, Zweig will deliver to the Company all information in its possession (whether or not Confidential Information) pertaining exclusively to the Company or any of its Affiliates and, to the extent any such information is Shared Work Product, shall provide copies to the Company with the understanding that Zweig and its Affiliates shall also retain copies of such information.

5.  Confidentiality of the Company

     5.1 The Company and its Affiliates and their respective employees shall not at any time during the period of Zweig's engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Zweig Confidential Information (as hereinafter defined). It is expressly understood that Shared Work Product may be shared among the Company and its Affiliates and their respective employees. The Company and its Affiliates and their respective employees shall be informed of the confidential nature of the Zweig Confidential Information, the Company shall direct such employees to treat such information confidentially and the Company will be responsible for any breach of this
Section 5.1 by its employees.

     5.2 The term "Zweig Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection: (a) all knowledge or information concerning the business, operations and assets of Zweig and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for Zweig and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to Zweig's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in Zweig's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

     The foregoing notwithstanding, the following shall not be considered Zweig Confidential Information: (aa) general skills and experience gained by providing service to the Company and its Affiliates; (bb) information publicly available or generally known within Zweig's trade or industry; (cc) information independently developed by the Company and its Affiliates and their respective employees; and (dd) information which becomes available to the Company and its Affiliates and their respective employees on a non-confidential basis from sources other than Zweig, provided the Company and its Affiliates and their respective employees do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. All the terms of this Section 5 shall survive the termination of this Agreement.

6.  Ownership of Documents

     All memoranda, papers, letters, notes, notebooks and all copies thereof relating exclusively to the business or affairs of the Company that are generated by Zweig or that come into its possession, in each case in connection with its performance of Services to the Company under this Agreement, shall be held by Zweig as the Company property and shall be delivered by Zweig to the Company as the Company may request. To the extent any such memoranda, papers, letters, notes and notebooks are the product of Zweig Confidential Information or are Shared Work Product, the Company understands and agrees that Zweig and its Affiliates shall also retain copies of such documentation and information.

7.  Prior Negotiations and Agreements

     This Agreement contains the complete agreement concerning the servicing arrangement between the parties. This Agreement may only be altered, amended or rescinded by a duly executed written agreement.

8.  Jurisdiction

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York governing contracts entered into and to be performed entirely within New York without regard to any conflict of law rules and both parties consent to the jurisdiction of the courts of New York.

9.  Performance Waivers

     Waiver of performance of any obligation by either party shall not constitute a waiver of performance of any other obligations or constitute future waiver of the same obligation.

10.  Severability

     If any section, subsection, clause or sentence of this Agreement shall be deemed illegal, invalid or unenforceable under any applicable law, actually applied by any court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the legality, validity and enforceability of this Agreement or any other section, subsection, clause or sentence thereof. Where, however, the provisions of any applicable law may be waived, they are hereby waived by the parties to the full extent permitted by such law to the end that this Agreement shall be a valid and binding agreement enforceable in accordance with its terms.

11.  Assignment

     This Agreement shall inure to the benefit of and be binding upon the Company and its successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) and assigns, and upon Zweig and its successors and assigns (whether direct or indirect, by purchase, merger, consolidation or otherwise). Except as provided in Section 2.2, this Agreement shall not be assignable by Zweig other than with the express written consent of the Company which shall not be unreasonably denied. The reorganization of Zweig and its affiliated entities, such that the Services of the President and the Associates are provided through an affiliated entity, shall not constitute a breach, assignment or termination of this Agreement by Zweig.

12.  Notices

     All notices under this Agreement shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

        To the Company: Zweig/Glaser Advisers
                      900 Third Avenue
                      New York, New York 10022
                      Attention: Eugene Glaser


                      Phoenix Investment Partners, Ltd.

                      56 Prospect Street
                      Hartford, Connecticut 06115-0480
                      Attention:  Thomas N. Steenburg, Esq.
                                Vice President and General Counsel

        To Zweig:          Zweig Consulting LLC
                       900 Third Avenue
                       New York, New York 10022
                       Attention: Martin E. Zweig

provided, however, that any notice of change of address shall be effective only upon receipt.

13.  Miscellaneous

     The President hereby represents and warrants that this Agreement (i) is valid, binding and enforceable in accordance with its terms and (ii) does not conflict with any other agreement to which he is a party, including any agreement with the Affiliated Investment Partnership Management Companies and the related investment partnerships and Watermark Securities, Inc.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          Very truly yours,

                                          ZWEIG/GLASER ADVISERS

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          ZWEIG TOTAL RETURN ADVISORS, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          ZWEIG ADVISORS INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

ACCEPTED AND AGREED TO:

ZWEIG CONSULTING LLC

By:
----------------------------------------------------
    Name: Martin E. Zweig
    Title: President

ACCEPTED AND AGREED TO AS
TO SECTIONS 4.1 and 13

----------------------------------------------------
    Martin E. Zweig

THE ZWEIG TOTAL RETURN FUND, INC.
900 THIRD AVENUE
NEW YORK, NY 10022



                       THE ZWEIG TOTAL RETURN FUND, INC.
                        Special Meeting of Shareholders
                               February 25, 1999

                Proxy Solicited on Behalf of Board of Directors

      The undersigned shareholder of
                       THE ZWEIG TOTAL RETURN FUND, INC.

a Maryland corporation (the "Fund"), hereby appoints MARTIN E. ZWEIG and JEFFREY LAZAR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Rosenman & Colin LLP, 575 Madison Avenue, 11th Floor, New York, New York 10022, on February 25, 1999 at 2:30 p.m., and at any and all adjournments thereof, and to vote at the Special Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on this proxy.

         WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT AND SERVICING AGREEMENT AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope, or by telephone or via the Internet in accordance with instruction contained in box on left.

--------------------------------------------------------------------------------
- To vote by mail, sign below exactly as your name appears above and return the Card in the envelope provided
- To vote by touch-tone phone, call 1-800-690-6903
- To vote by Internet, use website www.proxyvote.com
--------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    /X/
                                    ZWFUND    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

   THE ZWEIG TOTAL RETURN FUND, INC.



   Vote On Proposals
                                                         For  Against  Abstain
   1(a). To approve a new Investment Advisory
         Agreement.                                      / /    / /      / /

   1(b). To approve a new Servicing Agreement.
         (An "against" or an "abstain" vote on          / /    / /      / /
         1(a) or 1(b) constitutes a "No" vote
         on both.)

   2.    In their discretion, on such other
         matters as may properly come before the
         meeting and any adjournments thereof.


   ----------------------------  ----------------------------


   ----------------------------  ----------------------------
   Signature               Date  Signature               Date
   (PLEASE SIGN WITHIN BOX)      (Joint Owners)
--------------------------------------------------------------------------------